UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2004

NANOGEN, INC.

(Exact name of registrant specified in its charter)

Delaware	000-23541	33-0489621
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10398 Pacific Center Court, San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone, including area code: (858) 410-4600

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation s and Financial Condition.

On November 3, 2004, Nanogen, Inc. (“Nanogen”) held its earnings call to announce and discuss its financial results for the quarter ended September 30, 2004. A transcript of the conference call is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits. The following documents are filed as exhibits to this report:

99.1	Transcript of Nanogen’s earnings call for the quarter ended September 30, 2004 held on November 3, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOGEN, INC.

Date: November 9, 2004	By:	/s/ Nicholas J. Venuto
	Name:	Nicholas J. Venuto
	Title:	Senior Director, Finance

EXHIBIT INDEX

Exhibit Number	Document Description
99.1	Transcript of Nanogen’s earnings call for the quarter ended September 30, 2004 held on November 3, 2004.